UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022 (December 8, 2022)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 S Rogers Circle, Suite 3, Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2022, Smart for Life, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company issued to the Investors an aggregate of 1,282,896 shares of common stock (the “Shares”) and prefunded warrants to purchase an aggregate of 1,574,248 shares of common stock (the “PIPE Prefunded Warrants”) for an aggregate purchase price of $1,000,000, or $0.35 per underlying share (the “Private Placement”).

The PIPE Prefunded Warrants have a nominal exercise price of $0.0001 (subject to standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions) and may be exercised on a cashless basis; provided that the Company shall not issue to any shares upon exercise of the PIPE Prefunded Warrants to the extent such shares would represent in excess of 19.9% of the number of shares of common stock or 19.9% of the voting power of the shares of common stock outstanding immediately before giving effect to such issuance unless and until the Company obtains stockholder approval permitting such issuance in accordance with applicable rules of The Nasdaq Stock Market LLC (the “Stockholder Approval”). The PIPE Prefunded Warrants also contain a beneficial ownership limitation which provides that the Company shall not effect any exercise, and a holder shall not have the right to exercise, any portion of a PIPE Prefunded Warrant to the extent that, after giving effect to the exercise, such holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares issuable upon the exercise. This limitation may be waived (up to a maximum of 9.99%) by the holder and in its sole discretion, upon not less than sixty-one (61) days’ prior notice to the Company.

The Investors were previously issued 12% unsecured subordinated convertible debentures in the aggregate principal amount of $2,250,000, which were convertible into shares of common stock at a conversion price of $1.00 per share (the “Debentures”). In connection with the Private Placement, the Investors agreed to convert all outstanding principal and interest on the Debentures, in the amount of $2,542,500, into an aggregate of 2,542,501 shares of common stock (the “Debenture Shares”) in accordance with the terms of the Debentures. In consideration for, and as inducement for, the conversion of the Debentures as aforesaid, the Company also issued to the Investors prefunded warrants to purchase an aggregate of 4,721,787 shares of common stock (the “Debenture Prefunded Warrants,” and together with the PIPE Prefunded Warrants, the “Prefunded Warrants”). The Debenture Prefunded Warrants have the same terms as the PIPE Prefunded Warrants; provided that the limitation on exercise relating to Stockholder Approval only applies to the Additional Warrant Shares (as defined below) and they contain a one-time adjustment which provides that on each of (i) the date that the Company completes a reverse split of its outstanding common stock, the date that Stockholder Approval is obtained and deemed effective, and (iii) the Effective Date (as defined below) (each, a “Reset Date”), if the lowest volume weighted average price of the Company’s common stock (“VWAP”) during the five consecutive trading days commencing on the Reset Date (the “Market Price”) is less than $0.35 (as adjusted for the reverse split), then the number of shares issuable upon exercise of the Debenture Prefunded Warrants shall increase to equal (i) the principal amount plus accrued but unpaid interest of the Debentures that was outstanding on the date of conversion thereof divided by the applicable Market Price minus (ii) the number of Debenture Shares (the “Additional Warrant Shares”); provided, however, that regardless of the actual Market Price, the Market Price for purposes of this adjustment shall not be less than $0.25.

The Investors were also previously issued warrants for the purchase of an aggregate of 11,999,404 shares of common stock at an exercise price of $6.25, which contain a full ratchet anti-dilution adjustment provision (the “Original Warrants”). As a result of the issuance of the Shares at $0.35 per share, the exercise price of the Original Warrants was reduced to $0.35 per share and the number of shares underlying the Original Warrants was increased to 214,275,076 shares in accordance with the terms of the Original Warrants. Pursuant to the Purchase Agreement, the Investors then agreed to amend and restate the terms of the Original Warrants to, among other things, remove the feature of the full ratchet anti-dilution adjustment that requires the issuance of additional shares upon a triggering event such that upon any triggering event, the exercise price will be reduced but the number of shares underlying the warrant will not be increased (the “Restated Warrants”). The Restated Warrants expire on August 14, 2027, have an exercise price of $0.35 and may be exercised on a cashless basis if there is no effective registration statement registering the shares issuable upon exercise of the Restated Warrants; provided that the Restated Warrants may not be exercised in full until the Company has sufficient authorized shares to accommodate such exercise. As mentioned above, the exercise price remains subject to a price-based adjustment for new issuances of securities below the exercise price (subject to certain exceptions), as well as standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions. In addition to the foregoing, the Restated Warrants provide that if the Company combines (including by way of reverse stock split) outstanding shares of common stock into a smaller number of shares and the lowest VWAP during the five consecutive trading days commencing on the effective date of such combination is less than the exercise price then in effect, then the exercise price shall be reduced (but in no event increased) to such lower price. The Restated Warrants also contain a beneficial ownership limitation which provides that the Company shall not effect any exercise, and a holder shall not have the right to exercise, any portion of a Restated Warrant to the extent that, after giving effect to the exercise, such holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares issuable upon the exercise. This limitation may be waived (up to a maximum of 9.99%) by the holder and in its sole discretion, upon not less than sixty-one (61) days’ prior notice to the Company.

The Purchase Agreement contains customary representations and warrants, covenants and indemnification of the Investors for a transaction of this type. In addition, the Company agreed that it would not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or securities convertible into or exchangeable for common stock or (ii) file any registration statement or any amendment or supplement thereto, except as contemplated by the Registration Rights Agreement (as defined below), from the date of the Purchase Agreement until thirty (30) days after the earliest of the date that: (a) the Registration Statement (as defined below) has been declared effective by the Securities and Exchange Commission (the “SEC”), (b) all of the shares of common stock issued and issuable to the Investors pursuant to the Purchase Agreement (the “Registrable Securities”) have been sold pursuant to Rule 144 promulgated by the SEC (“Rule 144”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one year anniversary of the date of the closing of the Private Placement, provided that a holder of Registrable Securities is not an affiliate of the Company, or (d) all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions (the “Effective Date”).

On December 8, 2022, the Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the SEC (the “Registration Statement”) covering the resale of all Registrable Securities with fifteen (15) days and use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC within sixty (60) days. If (i) the Company does not file the Registration Statement by such date, (ii) the Registration Statement is not declared effective by the SEC by such date, (iii) the Company fails to request acceleration of the Registration Statement or respond to any SEC comments within certain time periods set forth in the Registration Rights Agreement, or (iv) the Registration Statement ceases to remain continuously effective for certain time periods set forth in the Registration Rights Agreement (each, an “Event Date”), then, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable event shall not have been cured by such date), the Company must pay to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate subscription amount paid by such Investor pursuant to the Purchase Agreement.

Dawson James Securities, Inc. acted as placement agent in connection with the Private Placement and received a cash commission of $90,000 and warrants for the purchase of 228,572 shares of common at an exercise price of $0.35 (subject to standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions), which may be exercised on a cashless basis; provided that such exercise is subject to Stockholder Approval (the “Placement Agent Warrants,” and together with the Prefunded Warrants and the Restated Warrants, the “Warrants”).

The foregoing summary of the terms and conditions of the Purchase Agreement, the Registration Rights Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of those documents attached as Exhibits hereto, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance the Shares and the Warrants is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson East Master Fund LP on December 8, 2022
4.2	Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson Investments Master Fund LP on December 8, 2022
4.3	Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to District 2 Capital Fund LP on December 8, 2022
4.4	Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Ionic Ventures, LLC on December 8, 2022
4.5	Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Sabby Volatility Warrant Master Fund Ltd. on December 8, 2022
4.6	Debenture Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson East Master Fund LP on December 8, 2022
4.7	Debenture Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson Investments Master Fund LP on December 8, 2022
4.8	Debenture Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to District 2 Capital Fund LP on December 8, 2022
4.9	Debenture Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Ionic Ventures, LLC on December 8, 2022
4.10	Debenture Pre-Funded Common Stock Purchase Warrant issued by Smart for Life, Inc. to Sabby Volatility Warrant Master Fund Ltd. on December 8, 2022
4.11	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson East Master Fund LP on December 8, 2022
4.12	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson East Master Fund LP on December 8, 2022
4.13	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson Investments Master Fund LP on December 8, 2022
4.14	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Anson Investments Master Fund LP on December 8, 2022
4.15	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to District 2 Capital Fund LP on December 8, 2022
4.16	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to District 2 Capital Fund LP on December 8, 2022
4.17	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Ionic Ventures, LLC on December 8, 2022
4.18	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Ionic Ventures, LLC on December 8, 2022
4.19	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Sabby Volatility Warrant Master Fund Ltd. on December 8, 2022
4.20	Amended and Restated Common Stock Purchase Warrant issued by Smart for Life, Inc. to Sabby Volatility Warrant Master Fund Ltd. on December 8, 2022
4.21	Common Stock Purchase Warrant issued by Smart for Life, Inc. to Dawson James Securities, Inc. on December 8, 2022
4.22	Common Stock Purchase Warrant issued by Smart for Life, Inc. to Dawson James Securities, Inc. on December 8, 2022
4.23	Common Stock Purchase Warrant issued by Smart for Life, Inc. to Robert D. Keyser, Jr. on December 8, 2022
4.24	Common Stock Purchase Warrant issued by Smart for Life, Inc. to James Hopkins on December 8, 2022
10.1	Securities Purchase Agreement, dated December 8, 2022, among Smart for Life, Inc. and the purchasers signatory thereto
10.2	Registration Rights Agreement, dated December 8, 2022, among Smart for Life, Inc. and the purchasers signatory thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2022	SMART FOR LIFE, INC.

/s/ Darren C. Minton
Name: Darren C. Minton
Title: Chief Executive Officer

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